FRANKLIN CALIFORNIA INTERMEDIATE-TERM
TAX-FREE INCOME FUND

Franklin California Tax-Free Trust


PROSPECTUS   NOVEMBER 1, 1995
AS AMENDED FEBRUARY 15, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/DIAL BEN






Franklin California Tax-Free Trust (the "Trust") is an open-end management investment company, consisting of two diversified and one non-diversified series. This Prospectus relates only to the Franklin California Intermediate-Term Tax-Free Income Fund (the "Fund"), the non-diversified series of the Trust. The Fund offers individual investors, corporations and other institutions a convenient way to invest in a professionally managed portfolio of municipal securities, primarily issued by the state of California and its political subdivisions. The Fund's investment objective is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund invests primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. There can be no assurance that the investment objective of the Fund will be realized.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Fund, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors") at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

Contents                         Page

Expense Table....................   2

Financial Highlights.............   4

About the Trust..................   4

Investment Objective and
 Policies of the Fund............   4

Management of the Fund...........   9

Distributions to Shareholders....  11

Taxation of the Fund
 and Its Shareholders............  12

How to Buy Shares of the Fund....  13

Programs and Privileges
 Available to Fund Shareholders..  18

Exchange Privilege...............  20



How to Sell Shares of the Fund...  22

Telephone Transactions...........  25

Valuation of Fund Shares.........  26

How to Get Information Regarding
 an Investment in the Fund.......  26

Performance......................  27

General Information..............  28

Account Registrations............  29

Important Notice Regarding
 Taxpayer IRS Certifications.....  30

Portfolio Operations.............  30

Risk Factors in California.......  31


Expense Table




The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund before fee waivers and expense reductions for the fiscal year ended June 30, 1995.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...............................  2.25%
Deferred Sales Charge..............................................  NONE*

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a contingency period of 12 months of the calendar month of such investment. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."


Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees....................................................     0.63%***
12b-1 Fees.........................................................     0.08%++
Other Expenses:
 Reports to shareholders....................................     0.02%
 Shareholder servicing costs................................     0.02%
 Other......................................................     0.08%
Total Other Expenses...............................................     0.12%
Total Fund Operating Expenses......................................     0.83%***


***Represents the amount that would have been payable to the investment manager, absent a fee waiver by the investment manager. The investment manager, however, has agreed in advance to waive a portion of its management fees and assume responsibility for making payments to offset certain operating expenses otherwise payable by the Fund. With this waiver, management fees and total operating expenses represented 0.13% and 0.33%, respectively, of the average net assets of the Fund. This arrangement may be terminated by the investment manager at any time.

++The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.10%. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                  1 year*    3 years     5 years    10 years
                    $31        $48         $68        $123

*Assumes that a contingent deferred sales charge will not apply.



THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of the registration statement, September 21, 1992, through June 30, 1995. This information has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated June 30, 1995. See the discussion "Reports to Shareholders" under "General Information" in this Prospectus.


                        Per Share Operating Performance                                           Ratios/Supplemental Data
                     -----------------------------------------                                    -----------------------

                                                                                                               Ratio of Net
           Net Asset            Net Realized             DistributionsNet Asset         Net Assets   Ratio of   Investment
  Year     Value at      Net    & Unrealized Total From    From Net    Value              at End     Expenses     Income   Portfolio
  Ended    Beginning Investment  Gain (Loss) Investment   Investment  at End     Total    of Year   to Average  to Average Turnover
 June 30    of Year    Income   on SecuritiesOperations     Income    of Year   Return+ (in 000's) Net Assets++ Net Assets   Rate
1993**      $10.00     $0.29      $0.550        $0.840     $(0.290)    $10.55  10.95% $42,831          0.09%*      4.73%*     0.08%
1994         10.55      0.54      (0.360)        0.180      (0.530)     10.20   1.65   94,015          0.25        5.11      14.95
1995         10.20      0.54       0.170         0.710      (0.530)     10.38   7.19   88,785          0.33        5.34      10.90


*Annualized

**For the period September 21, 1992 (effective date of registration) to June 30, 1993.

+Total return measures the change in value of an investment over the period indicated. It does not include the maximum front-end sales charge, and assumes reinvestment of dividends and capital gains at net asset value.

++During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to reduce management fees and reimbursed other expenses. Had such action not been taken, the ratio of operating expenses to average net assets would have been .95% (annualized), .80%, and .83% for the periods ended June 30, 1993, 1994 and 1995, respectively.

About the Trust

Franklin California Tax-Free Trust is an open-end management investment company commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust in July 1985 and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of three series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The Board of Trustees (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge based upon a variable percentage not exceeding 2.25% of the offering price. (See "How to Buy Shares of the Fund.")

Investment Objective and
Policies of the Fund

The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The objective is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding shares. The Fund invests primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. There is, of course, no assurance that the Fund's objective will be achieved.

Under normal market conditions, the Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its total assets in debt obligations issued by or on behalf of the state of California or any state, territory or possession of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income tax. It is possible, although not anticipated, that up to 20% of the Fund's total assets could be in municipal securities subject to the alternative minimum tax and/or in taxable obligations.

The Fund may invest, without percentage limitation, in securities having, at the time of purchase, one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Fund's investment manager, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated in the fourth highest ratings level (Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and as having some speculative characteristics. In the event the rating of an issue held in the Fund's portfolio is lowered by the rating services, the change will be considered by the Fund in its evaluation of the overall investment merits of that security but the change will not necessarily result in an automatic sale of the security. For a description of municipal securities ratings, see "Appendix B" in the SAI.

In addition, under normal market conditions, the Fund will invest at least 65% of its total assets in municipal securities and obligations issued by or on behalf of the state of California and its local governments, municipalities, authorities, agencies and political subdivisions which pay income exempt from federal and California income taxes ("California Municipal Securities"). It is possible, although not anticipated, that up to 35% of the Fund's total assets could be in municipal securities from a state, possession or territory other than California.

Dividends paid by the Fund which are derived from interest on tax-exempt obligations that are not California Municipal Securities will be exempt from federal income tax, but will be subject to California income taxes.

For temporary defensive purposes only, the Fund may invest (i) more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to federal income tax, and (ii) more than 35% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not California personal income taxes. Any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or commercial paper rated A-1 by S&P, P-1 by Moody's, or F-1+ by Fitch.

The Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets for that purpose.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of the state of California or any state, territory or possession of the U.S. and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

It is possible, from time to time, that the Fund will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development revenue bonds, transportation bonds, or pollution control revenue bonds, or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase the shareholder's liability under, the federal alternative minimum tax (but not under California's alternative minimum tax), depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase its liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." Consistent with the Fund's investment objective, the Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of June 30, 1995, the Fund derived 1.29% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.

The Fund may invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. Frequently, VRDNs are secured by letters of credit or other credit support arrangements provided by banks. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COPs financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for Fund investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of June 30, 1995, the Fund held 29.06% of its net assets in COPs and other municipal leases.

The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for five to ten years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed. Notwithstanding the call feature, any such investment would still be subject to the policy whereby the Fund is required to maintain a dollar weighted average portfolio maturity of between three and ten years.

Investment Risk Considerations

While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce the investor's risk. There are two categories of risks to which the Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt investments may rise. Price changes of securities held by the Fund have a direct impact on the net asset value per share of the Fund. Since the Fund will generally invest primarily in California Municipal Securities, there are certain specific factors and considerations concerning California which may affect the credit and market risk of the municipal securities that the Fund may purchase. See "Risk Factors in California" for a discussion of these factors.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to the concentration of its investments in the assets of one or more issuers. This concentration may present greater risks than in the case of a diversified company. (See the SAI for the diversification requirements the Fund intends to meet in order to qualify as a regulated investment company under the Code.)

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. A list of these restrictions and additional information concerning the characteristics of municipal securities is included in the SAI.

How Shareholders Participate in the
Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund. In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.

In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest, which frequently accompany higher inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

Management of the Fund

The Board has the primary responsibility for the overall management of the Fund and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (118 separate series) with aggregate assets of over $80 billion, approximately $49 billion of which are in the municipal securities market.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Trust's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Trust's Code of Ethics.

During the fiscal year ended June 30, 1995, management fees, before any advance waiver, totaled 0.63% of the average monthly net assets of the Fund. Total operating expenses, including management fees, before any advance waiver, totaled 0.83% of the average monthly net assets of the Fund. Pursuant to an advance agreement by Advisers to waive its fees, the Fund paid management fees and operating expenses totaling 0.13% and 0.33%, respectively, of the average monthly net assets of the Fund.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom these transactions will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

A plan of distribution has been adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.10% per annum of its average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see the SAI.

Distributions to Shareholders

There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The distributions, when made, will generally be fully taxable to the Fund's shreholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

Distribution Options

Shareholders may choose to receive distributions from the Fund in any of these ways:

1. Purchase additional shares of the Fund - Shareholders may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base.

2. Purchase shares of other Franklin Templeton Funds - Shareholders may direct their distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - Shareholders may choose to receive dividends, or both dividend and capital gain distributions in cash. Shareholders may have the money sent directly to them, to another person, or to a checking account. Shareholders choosing to send the money to a checking account, should see "Electronic Fund Transfers" below.

TO SELECT ONE OF THESE OPTIONS, COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR THE SHAREHOLDER'S INVESTMENT REPRESENTATIVE MAY BE NOTIFIED OF THE OPTION PREFERRED. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. THE DISTRIBUTION OPTION SELECTED MAY BE CHANGED AT ANY TIME BY NOTIFYING THE FUND BY MAIL OR BY TELEPHONE. PLEASE ALLOW AT LEAST SEVEN DAYS PRIOR TO THE REINVESTMENT DATE FOR THE FUND TO PROCESS THE NEW OPTION.


Taxation of the Fund and Its Shareholders




The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For further information, see the section entitled "Additional Information Regarding Taxation" in the SAI.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such, and intends to continue to so qualify. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

The Fund intends to qualify and elect to pay exempt-interest dividends to its shareholders. To the extent that dividends are derived from interest income from debt obligations of California or its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and
Guam) which are exempt from regular federal and California personal income tax, they will not be subject to either federal or California personal income tax when received by the Fund's shareholders. The pass through of exempt-interest dividends is allowed only if the Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. In addition, to the extent that exempt-interest dividends are derived from direct obligations of the federal government, they will also be exempt from California personal income taxes. For corporate taxpayers subject to the California franchise tax, however, all distributions will be fully taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) or from the excess of net short-term capital gain over net long-term capital loss or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount, that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular income tax in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time a shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income, such as market discount income, if any, or interest income that is a tax preference item under the federal alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose the receipt of exempt-interest dividends on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

The foregoing description relates solely to federal income tax law and to California personal income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from the Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to a shareholder's particular tax situation.


How to Buy Shares of the Fund




An investor may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. To open an account, an investor may contact an investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

Purchase Price of Fund Shares

An investor may buy shares at the public offering price, unless the investor qualifies to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

Quantity Discounts in Sales Charges

The sales charge paid when an investor buys shares may be reduced based upon the size of the purchase, as shown in the table below.


                                           Total Sales Charge
                                           As a Percentage of
                                                                Amount Allowed to
                                                    Net Amount Dealer as a Percentage
Size of Transaction at Offering Price Offering Price Invested   of Offering Price*
Under $100,000........................   2.25%          2.30%      2.00%
$100,000 but less than $250,000.......   1.75%          1.78%      1.50%
$250,000 but less than $500,000.......   1.25%          1.26%      1.00%
$500,000 but less than $1,000,000.....   1.00%          1.01%      0.85%
$1,000,000 or more....................  None**          None      None***



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of payments Distributors may make to securities dealers out of its own resources.

Rights of Accumulation. To determine if the investor may pay a reduced sales charge, add the cost or current value, whichever is higher, of the Class I and Class II shares in other Franklin Templeton Funds, as well as those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of the current purchase. To receive the reduction, the investor or the investment representative must notify Distributors that the investment qualifies for a discount.

Letter of Intent. Investors may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by the investor to invest a specified dollar amount during a 13 month period. The amount the investor agrees to invest determines the sales charge paid. The investor or investment representative must inform the Fund that the Letter of Intent is in effect each time shares are purchased.

By completing the Letter of Intent section of the Shareholder Application, the investor acknowledges and agrees to the following:

o The investor authorizes Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in the investor's name.

o The investor grants Distributors a security interest in these shares and appoints Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if the investor does not fulfill the terms of the Letter of Intent.

o The Fund will include the reserved shares in the total shares owned by the shareholder as reflected on the periodic statements.

o The shareholder receives dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as directed by the shareholder.

Although the shares may be exchanged, the shareholder may not liquidate reserved shares until the Letter of Intent is completed or the higher sales charge is paid.

For more information about the Letter of Intent privilege, please see the SAI or call our Shareholder Services Department.

Group Purchases. An individual who is a member of a qualified group may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 1.75%.

Distributors defines a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enables Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If a payroll deduction plan is selected, the investments will continue automatically until the Fund and the shareholder's employer is notified to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The purchase is invested at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

Purchases at Net Asset Value

Investments of money from the following sources may be made in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that the investor has received from a Franklin Templeton Fund or a real estate investment trust ("REIT") sponsored or advised by Franklin Properties, Inc., if the distribution is returned within 365 days of its payment date. When returning the distribution, please include a written request to reinvest the money at net asset value. The investor may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "Distributions to Shareholders" or call Shareholder Services at 1-800/632-2301; or

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) the investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) the redemption occurred within the past 60 days.

Investors may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, the investor must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to the Fund within 365 days of the redemption date. The investor may reinvest up to the total amount of the redemption proceeds under this privilege. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. While the investor will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege see "Exchange Privilege".

If redemption proceeds are immediately reinvested in a Franklin Bank Certificate of Deposit ("CD") but the investor would like to reinvest them back into the Franklin Templeton Funds as described above, the investor will have 365 days from the date the CD (including any rollover) matures to do so.

If the investor's securities dealer or another financial institution reinvests the money in the Fund at net asset value for the investor, that person or institution may charge a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If the investor has a loss on the redemption, the loss may be disallowed if reinvestment is made in the same fund within a 30-day period. For more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If the investor is included in one of the categories below, none of the shares purchased will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii) accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of these trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISOR TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to the securities dealer in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although such individuals may pay sales charges on investments in accounts opened after the association with either Franklin Templeton Funds or Franklin Templeton Group has ended, investments may continue in accounts opened while the association was in place without paying sales charges; or

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13 month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Please see the SAI for more information.

General

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the purchase price to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraph (ix) under "Purchases at Net Asset Value" above. Please see the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the United States. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see the SAI.

Programs and Privileges
Available to Fund Shareholders

Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares from an initial investment, as well as subsequent investments including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, an investor can arrange to have money transferred automatically from their checking account to the Fund each month to purchase additional shares. Investors interested in this program should refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact their investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. An investor may terminate the program at any time by notifying Investor Services by mail or by phone.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows shareholders to receive regular payments from their account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of the investor's account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount.

Shareholders who would like to establish a Systematic Withdrawal Plan should complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how they would like to receive their payments. Shareholders may choose to receive their payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - The shareholder may direct payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - The shareholder may choose to receive payments in cash. Payments may be sent directly to the shareholder, to another person, or to a checking account. To have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once a plan is established, any distributions paid by the Fund will be automatically reinvested in the shareholder's account. Payments under the plan will be made from the redemption of an equivalent amount of shares in the shareholder's account, generally on the first business day of the month in which a payment is scheduled. The shareholder will generally receive payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in the shareholder's account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of the shareholder's account, the account will be closed and the remaining balance in the account will be sent to the shareholder. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

While a Systematic Withdrawal Plan is in effect, shares must be held either in plan balance or, where share certificates are outstanding, deposited with the Fund. A shareholder should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How to Sell Shares of the Fund."

Shareholders may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying the shareholder in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in the shareholder's account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

The shareholder may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. Shareholders who choose this option should allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on the shareholder's account.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


Exchange Privilege




The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectuses of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. No exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividend and capital gain distributions to the Fund or another Class I Franklin Templeton Fund. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds, but such purchase will be subject to that Fund's Class II front-end and contingent deferred sales charges for the contingency period of 18 months.

Exchanges may be made in any of the following ways:

By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by calling Investor Services at 1-800/632-2301 or the automated TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to exchange shares from the Fund into Class I shares of an identically registered account in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. A dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period of 12 months during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing municipal securities, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Timing Accounts

"Timing Accounts" are not permitted to purchase shares of the Fund or to exchange into the Fund. This policy does not affect any other types of investor. Timing Accounts generally include market timing or allocation services; accounts administered as to redeem or purchase shares based upon certain predetermined market indicators; or any person whose transactions seem to follow a timing pattern.


How to Sell Shares of the Fund




A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

By Mail

Send a written request signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

By Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions by Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived as applicable for: specified net asset value purchases discussed under "How To Buy Shares of The Fund - Purchases at Net Asset Value"; exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.


Telephone Transactions




Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions, including the following, by calling Investor Services at 1-800/632-2301.

Shareholders may: (i) effect a change in address, (ii) change a dividend option,
(iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Valuation of Fund Shares




The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described in the SAI.


How to Get Information
Regarding an Investment in the Fund




Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access TeleFACTS(R) (Franklin Templeton's automated customer servicing system).

By calling the TeleFACTS system (day or night) at 1-800/247-1753, shareholders may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements and deposit slips.

Fund information may be accessed by entering Fund Code 152 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following list of the various Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone:

                                        Hours of Operation  (Pacific Time)
Department Name          Telephone No.       (Monday through Friday)
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                                             8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans         1-800/527-2020      5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance




Advertisements, sales literature and communications to shareholders may contain several measures of the Fund's performance, including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC (see the SAI), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.


General Information




Reports to Shareholders

The Fund's fiscal year ends June 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on July 18, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series, or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees the holders of more than 50% of the shares of the Trust voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting of a series for such purposes as changing fundamental investment restrictions for the series, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees as provided in Section 16(c) of the 1940 Act.

The Board may from time to time issue other funds of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other fund.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder.
More information is included in the SAI.


Account Registrations




An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available, include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications




Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is, in fact, incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


Portfolio Operations




The team responsible for the day-to-day management of the Fund's portfolio is:
Bernard Schroer and Andrew Jennings, Sr. since the Fund's inception and Thomas Kenny since August 1994.

Thomas J. Kenny
Senior Vice President
Franklin Advisers, Inc.

Mr. Kenny is Senior Vice President of the investment manager and is director of Franklin's municipal bond department. He joined Franklin in 1986. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry-related committees and associations.

Bernard Schroer
Vice President
Franklin Advisers, Inc.

Mr. Schroer was the manager of trading at Kidder Peabody and Company, Inc. from 1974 to 1984. He has a degree in Finance from Santa Clara University and is currently a member of various municipal securities industry related committees and associations. He joined Advisers in 1987.

Andrew Jennings, Sr.
Vice President
Franklin Advisers, Inc.

Mr. Jennings attended Villanova University in Philadelphia and has been in the securities industry for over 33 years. From 1985 to 1990, Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds, Inc. He is a member of several municipal securities industry related committees and associations.


Risk Factors in California




The following information as to certain California risk factors is given to investors in view of the Fund's policy of investing primarily in California state and municipal issuers. The information is based primarily upon information derived from public documents relating to securities offerings of California state and municipal issuers, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.

California constitutional and other laws affect the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers to raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation would provide sufficient revenue for such California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

The past four years have challenged California's resiliency, as cyclical and structural problems have been addressed. The national recession severely affected California and its effects have lingered. The magnitude of California's military-industrial complex and effects of the recession has resulted in a loss of more than 700,000 jobs. Of the approximate 700,000 jobs lost, it is estimated 240,000 have been restored. Base closures have likewise impacted state and local economies. California's social welfare and entitlement programs have strained finances as caseload growth has exceeded resource availability. The high priority of public safety has resulted in the enactment of strong crime legislation that is both capital and labor intensive. California has been affected by natural catastrophes including earthquakes, wildfires, floods and droughts.

By the fall of 1993 it had become apparent the California economy had reached a trough and recovery was underway. During 1994 the state's economy paralleled the broad-based expansion occurring on the national level. California's economy continued to gain momentum through 1994 as revenue collections exceeded budget projections. The state's unemployment rate opened 1994 at 10.1 percent and declined to 7.7 percent at calendar year-end. California's unemployment rate rose slightly in January 1995 to 8.2 percent, perhaps reflecting the effect of seven rate increases over the past year. The number of jobless in January 1995 was approximately 1.3 million, reflecting a decrease of 300,000 from the prior year.

In July of 1994, both S&P and Moody's lowered the general obligation bond ratings of the state of California from A+ to A and Aa to A1, respectively. These revisions reflected the state's heavy reliance on the short-term note market to finance its cash imbalance and the likelihood that this exposure will persist for at least another two years. For more information on these ratings revisions and the state's current budget, please refer to the Fund's SAI.

On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Orange County Funds" or "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Orange County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Orange County Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Orange County Funds. As of mid-January, 1995, following a restructuring of most of the Orange County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Orange County Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Following the bankruptcy filing many of the entities which deposited moneys in the Orange County Funds, including the County, faced cash flow difficulties because of the bankruptcy filing and would have been required to reduce programs or capital projects. On May 2, 1995, the bankruptcy court approved a settlement between the County and the participants in the Orange County Funds which provides for participants to receive 100% of their investment balances. The settlement provides an initial cash distribution of 77% of their aggregate investment balance followed by a combination of recovery notes and other claims. The initial 77% distribution was released on May 19, 1995, which will greatly reduce the cash flow difficulties faced by depositors.

The state has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered state programs because of insufficient resources, it may be necessary for the state to intervene, but the state cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Orange County Funds. Under existing legal precedent, the state is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The state is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the state may have to provide. The Governor has called a special session of the Legislature which is expected to consider various responses to the Orange County situation.